SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report: October 21, 2004
(Date of earliest event reported)

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

McKesson Plaza, One Post Street, San Francisco, CA	94104

(Address of principal executive offices)	(Zip Code)

(415) 983-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On October 21, 2004, McKesson Corporation (the “ Company”) announced via press release the Company’s preliminary results for its second quarter of fiscal year 2005, ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release issued by McKesson Corporation, dated October 21, 2004, reporting the Company’s second quarter fiscal year 2005 preliminary results for the period ended September 30, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation
Date: October 21, 2004	By:	/s/ Jeffrey C. Campbell Jeffrey C. Campbell Executive Vice President, Chief Financial Officer and Principal Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release issued by McKesson Corporation, dated October 21, 2004, reporting the Company’s second quarter fiscal year 2005 preliminary results for the period ended September 30, 2004.

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